UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2014 (March 18, 2014)

RREEF Property Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	333-180356 (Commission File Number)	45-4478978 (I.R.S. Employer Identification No.)

345 Park Avenue, 26th Floor, New York, NY 10154
(Address of principal executive offices, including zip code)

(212) 454-6260
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

RREEF Property Trust, Inc. (the “Company”), RREEF Property Operating Partnership, LP, the Company’s operating partnership (the “Operating Partnership”), SC Distributors, LLC, the Company’s dealer manager, (the “Dealer Manager”) and Realty Capital Securities, LLC (the “Wholesaler”) entered into a wholesaling agreement (the “Agreement”) dated as of March 18, 2014, pursuant to which the Wholesaler accepted appointment as the Dealer Manager’s distribution agent to use diligent efforts to recruit firms to assist with the sale of the Company’s shares by providing training and education regarding the Company and its offering; administering the due diligence process and approval of the offering; and providing marketing, sales and other support as necessary. The Wholesaler will receive a daily sourcing fee, payable solely from the dealer manager fee, subject to the receipt of the dealer manager fee by the Dealer Manager. The sourcing fee will be derived from the Company’s NAV for that day and the number of sales that result primarily from the Wholesaler’s efforts. The Wholesaler also will be reimbursed by the Dealer Manager for certain expenses.

Nothing in the Agreement contravenes the Company’s appointment of the Dealer Manager as its exclusive agent and dealer manager and the Dealer Manager’s acceptance of such appointment under the Dealer Manager Agreement dated as of December 28, 2012 or implies that the Dealer Manager will not have sole discretion to accept or reject any subscription for Company’s shares in whole or in part.

Under certain circumstances, the Company has agreed to indemnify the Wholesaler under the Agreement for losses arising out of the Company or the Operating Partnership’s breach of particular terms in the Agreement or untrue statements or omission in the Company’s securities-related documents.

The Agreement will automatically terminate upon the termination of the Company’s offering or on any party’s 10 days written notice to each of the other parties.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The exhibit filed as part of this Current Report on Form 8-K is identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF Property Trust, Inc.
By:	/s/ Julianna S. Ingersoll
Name:	Julianna S. Ingersoll
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: March 24, 2014

EXHIBIT INDEX

Exhibit No.	Description
10.1
Wholesaling Agreement, dated and effective as of March 18, 2014, by and between RREEF Property Trust, Inc., RREEF Property Operating Partnership, LP, SC Distributors, LLC and Realty Capital Securities, LLC.